Exhibit 99.1
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                        CERTIFICATION OF PERIODIC REPORT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Ronald G. Wolfbauer, Jr., President and CEO of TELS Corporation (the "Company"), with duties and responsibilities equivalent to those of a chief executive officer and chief financial officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

         (2)  the information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

Date:  May 14, 2003                              /s/ Ronald G. Wolfbauer
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                                                 Ronald G. Wolfbauer, Jr.
                                                 President and CEO



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to TELS Corporation and will be retained by TELS Corporation and furnished to the Securities and Exchange Commission or its staff upon request.